3
715535
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                     _______________________

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report  (Date of earliest event reported):  February 18,
                              2000

                      HAROLD'S STORES, INC.
     (Exact name of registrant as specified in its charter)

      Oklahoma              1-10892              73-1308796
  (State or other       (Commission File      (I.R.S. Employer
    jurisdiction              No.)          Identification No.)
 of incorporation)

 765 Asp, Norman, Oklahoma                               73069
 (Address of principal executive offices)                 (Zip
                             Code)

Registrant's telephone number, including area code:  (405) 329-
                              4045
  Former name or former address, if changed since last report:
                         Not applicable


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On February 18, 2000, Harold's Stores, Inc. (the "Company") entered into Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Company purchased all of the issued and outstanding shares of CMT Enterprises, Inc., a New York corporation ("CMT"), a company exclusively devoted to product design, development and sourcing of the Company's clothing. The Company issued a promissory note to Franklin I. Bober, the sole shareholder of CMT (the "Shareholder"), in the amount of $2.54 million, payable with interest in thirty (30) monthly installments, and assumed long-term debt of CMT in the amount of $1.385 million. The net book value of CMT assets received by Harold's is approximately $400,000, and to the extent that the net book value of such assets is less than $400,000, the amount of the promissory note shall be reduced on a dollar-for-dollar basis. In addition, the Company entered into a Consulting Agreement (the "Consulting Agreement") with PrimaTech Corporation, an entity wholly owned by the Shareholder, which will provide consulting services to the Company for two years at a fee of $405,000 per year, plus potential incentive payments.

      The Stock Purchase Agreement and Consulting Agreement are filed as Exhibits hereto and are incorporated herein by reference. A copy of the press release, dated February 28, 2000, issued by the Company relating to the transactions is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired
     (b)  Pro Forma Financial Information

      It is impracticable for the Company to provide at this time the required financial statements and pro forma financial information for the business acquired. The Company expects to file such financial statements and pro forma financial information as an amendment to this Form 8-K by May 1, 2000.

     (c)  Exhibits

     The following exhibits are filed herewith:

Exhibit No.      Description

10.1             Stock  Purchase  Agreement, dated  February
                 18,  2000, by and between Harold's  Stores,
                 Inc. and the Franklin I. Bober.

10.2             Consulting  Agreement, dated as of  January
                 31,  2000, by and between Harold's  Stores,
                 Inc. and PrimaTech Corporation.

99.1             Press  Release  of  Harold's  Stores,  Inc.
                 dated February 28, 2000.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HAROLD'S STORES, INC.

                              By: /s/ H. Rainey Powell
Date:   March 3, 2000                          H. Rainey  Powell,
President


                        INDEX TO EXHIBITS

Exhibit No.      Description
10.1             Stock  Purchase  Agreement, dated  February
                 18,  2000, by and between Harold's  Stores,
                 Inc. and Franklin I. Bober.

10.2             Consulting  Agreement, dated as of  January
                 31,  2000, by and between Harold's  Stores,
                 Inc. and PrimaTech Corporation.
99.1             Press  Release  of  Harold's  Stores,  Inc.
                 dated February 28, 2000.